PROPERTY, PLANT AND EQUIPMENT, NET	12 Months Ended
Dec. 31, 2019
PROPERTY, PLANT AND EQUIPMENT, NET
PROPERTY, PLANT AND EQUIPMENT, NET

6. PROPERTY, PLANT AND EQUIPMENT, NET

Property, plant and equipment, net consist of the following:

	At December 31,	At December 31,
	2018	2019
	$	$
Buildings	441,975	453,712
Leasehold improvements	13,058	14,225
Machinery	785,874	1,074,460
Furniture, fixtures and equipment	64,135	64,117
Motor vehicles	6,100	6,351
Land	18,810	20,451
	1,329,952	1,633,316
Accumulated depreciation	(489,927)	(598,297)
Impairment	(30,503)	(45,437)
Subtotal	809,522	989,582
Construction in process	75,464	56,453
Property, plant and equipment, net	884,986	1,046,035

Depreciation expense of property, plant and equipment was $88,931, $120,834 and $148,034 for the years ended December 31, 2017, 2018 and 2019, respectively. Construction in process primarily represents production facilities under construction and the machinery under installation.